UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3596

Seligman Communications and Information Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/08

ITEM 1. REPORTS TO SHAREHOLDERS

Seligman Communications and Information Fund, Inc.

Mid-Year Report June 30, 2008 Seeking Capital Gain by
Investing in Companies
Operating in the
Communications,
Information, and
Related Industries

J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio Overview	5

Understanding and
Comparing Your
Fund’s Expenses	7

Portfolio of Investments	8

Statement of
Assets and Liabilities	11

Statement of
Operations	13

Statements of
Changes in Net Assets	14

Notes to Financial
Statements	15

Financial Highlights	25

Board of Directors
and Executive Officers	29

Additional Fund
Information	30

To The Shareholders

We are pleased to present your mid-year shareholder report for Seligman Communications and Information Fund, Inc. This report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2008.

For the six months ended June 30, 2008, Seligman Communications and Information Fund posted a total return, based on the net asset value of Class A shares (excluding sales charges), of –7.8%. During the same period, the Fund’s peers, as measured by the Lipper Science & Technology Funds Average, returned –12.6%. The Fund’s benchmark, the S&P North American Technology Sector Index (formerly the S&P GSTI Composite Index), returned –12.2%. The broad equity market, as measured by the S&P 500 Index, returned –11.9% for the same time period.

On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. The conversion did not affect individual shareholder account values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund.

On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire J. & W. Seligman & Co. Incorporated (“Seligman”), the Fund’s manager, in a transaction that is likely to close in the fourth quarter of 2008. Consummation of Ameriprise’s acquisition of Seligman will result in Seligman becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of Seligman and an assignment and automatic termination of the Fund’s management agreement with Seligman. On July 29, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

Please note that Paul Wick, the Fund’s Portfolio Manager, Ajay Diwan and Reema Shah, the Fund’s Co-Portfolio Managers, and the Seligman Technology Group will continue to manage the Fund under the new advisory agreement.

Thank you for your continued support of Seligman Communications and Information Fund.

By order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President

August 25, 2008

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Communications and Information Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns
For Periods Ended June 30, 2008
				Average Annual
					Class C	Class I	Class R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
Class A
With Sales Charge	(13.08)%	(9.29)%	10.98%	5.92%	n/a	n/a	n/a
Without Sales Charge	(7.77)	(3.77)	12.29	6.55	n/a	n/a	n/a
Class B
With CDSC†	(12.71)	(9.23)	11.17	n/a	n/a	n/a	n/a
Without CDSC	(8.11)	(4.46)	11.43	5.91 ‡	n/a	n/a	n/a
Class C
With 1% CDSC	(9.00)	(5.41)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(8.08)	(4.46)	11.46	n/a	3.92%	n/a	n/a
Class I	(7.55)	(3.32)	12.83	n/a	n/a	6.23%	n/a
Class R
With 1% CDSC	(8.79)	(4.96)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(7.87)	(4.00)	11.99	n/a	n/a	n/a	14.44%
Benchmarks**
Lipper Science & Technology
Funds Average	(12.55)	(9.48)	7.69	3.17	(1.26)	0.68	9.89
S&P North American
Technology Sector Index	(12.15)	(6.96)	8.27	1.93	2.19	0.94	10.16
S&P 500 Index	(11.90)	(13.11)	7.57	2.88	1.65	3.64	8.66

See footnotes on page 4.

Performance Overview

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class R
6/30/08	$35.23	$29.79	$29.81	$36.35	$34.76
12/31/07	38.20	32.42	32.43	39.32	37.73
6/30/07	36.61	31.18	31.20	37.60	36.21

*	Returns for periods of less than one year are not annualized.
**	The S&P North American Technology Sector Index, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), and the Lipper Science & Technology Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of fees, taxes, and sales charges. The S&P North American Technology Sector Index and the S&P 500 Index also exclude the effect of expenses. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. The S&P North American Technology Sector Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Securities That Had the Greatest Impact
on Net Asset Value (NAV)
During the Six Months Ended June 30, 2008

Top Contributors		Top Detractors
	Impact		Impact
Security	on NAV	Security	on NAV
Marvell Technology Group	$0.64	Cadence Design Systems	$(0.38)
Mentor Graphics	0.40	Amdocs	(0.36)
Symantec	0.19	Electronics for Imaging	(0.34)
QUALCOMM	0.17	Autodesk	(0.32)
Check Point Software Technologies	0.13	Maxim Integrated Products	(0.31)
BMC Software	0.11	Seagate Technology	(0.25)
Yahoo!	0.08	Cymer	(0.24)
NVIDIA	0.05	Synopsys	(0.23)
LG Electronics	0.05	McAfee	(0.20)
Visa	0.04	Microsoft	(0.19)
Total:	$1.86	Total:	$(2.82)

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Portfolio Overview

Diversification of Net Assets
June 30, 2008

				Percent of Net Assets
				June 30,	December 31,
	Issues	Cost	Value	2008	2007
Common Stocks
Advertising	—	$—	$—	—	1.0
Application Software	3	245,651,788	265,720,075	7.5	2.6
Communications Equipment	4	256,070,157	231,039,291	6.5	10.7
Computer Hardware	1	62,244,984	70,408,520	2.0	3.5
Computer Storage and Peripherals	4	529,272,450	400,660,732	11.3	7.9
Electrical Components and Equipment	2	31,210,580	28,853,612	0.8	—
Electronic Manufacturing Services	1	18,949,036	15,840,016	0.4	0.4
Health Care Distributors	1	24,513,916	25,248,956	0.7	—
Health Care Equipment	5	177,478,189	165,393,107	4.7	1.7
Health Care Services	1	31,548,924	30,817,226	0.9	0.8
Home Entertainment Software	1	42,970,853	45,885,476	1.3	—
Integrated Telecommunication Services	—	—	—	—	0.6
Internet Software and Services	5	501,160,832	509,278,953	14.4	11.9
IT Consulting and Other Services	2	287,384,446	263,815,386	7.5	8.6
Pharmaceuticals	1	35,999,456	36,904,199	1.0	1.3
Semiconductor Equipment	1	18,532,762	16,289,883	0.5	2.9
Semiconductors	4	233,423,778	260,350,009	7.4	13.8
Systems Software	4	406,616,093	418,909,088	11.8	16.8
Technical Software	3	400,926,498	344,848,056	9.8	10.4
Technology Distributors	2	81,938,812	77,292,783	2.2	0.5
Wireless Telecommunication Services	1	6,483,650	6,776,460	0.2	1.8
Total Common Stocks	46	3,392,377,204	3,214,331,828	90.9	97.2
Venture Capital Investments	14	18,943,218	6,996,855	0.2	—
Short-Term Holdings and
Other Assets Less Liabilities	4	315,190,072	315,190,072	8.9	2.8
Net Assets	64	$3,726,510,494	$3,536,518,755	100.0	100.0

Largest Industries
June 30, 2008

Portfolio Overview

Largest Portfolio Holdings†
June 30, 2008
Security	Value	Percent of Net Assets
Synopsys	$293,170,074	8.3
McAfee	230,546,444	6.5
Amdocs	224,242,182	6.3
Marvell Technology Group	182,260,030	5.2
Check Point Software Technologies	181,004,489	5.1
Symantec	164,370,510	4.6
NetApp	158,789,460	4.5
BMC Software	151,268,400	4.3
Autodesk	142,113,573	4.0
Cisco Systems	122,761,628	3.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Largest Portfolio Changes
During the Six Months Ended June 30, 2008
Largest Purchases	Largest Sales
Autodesk	QUALCOMM
NetApp	BMC Software
EMC	Intel**
Mentor Graphics	Taiwan Semiconductor Manufacturing (ADR)**
Symantec	Cymer**
Activision Blizzard*	Maxim Integrated Products
C.R. Bard*	Citrix Systems
Arrow Electronics*	Oracle
Kinetic Concepts*	International Business Machines**
Apple	Intersil (Class A)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

†	Excludes short-term holdings.
*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2008, and held for the entire six-month period ended June 30, 2008.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending	Expenses Paid	Ending	Expenses Paid
	Account	Annualized	Account	During Period	Account	During Period
	Value	Expense	Value	1/1/08 to	Value	1/1/08 to
	1/1/08	Ratio*	6/30/08	6/30/08**	6/30/08	6/30/08**
Class A	$1,000.00	1.49%	$922.30	$ 7.10	$1,017.45	$ 7.45
Class B	1,000.00	2.24	918.90	10.66	1,013.72	11.18
Class C	1,000.00	2.24	919.20	10.66	1,013.72	11.18
Class I	1,000.00	1.03	924.50	4.91	1,019.74	5.16
Class R	1,000.00	1.74	921.30	8.29	1,016.21	8.70

*

Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2008 to June 30, 2008, multiplied by the average account value over the period, multiplied by 182/366 (number of days in the period).

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value

Common Stocks 90.9%

Application Software 7.5%
Autodesk	4,203,300	$142,113,573
Mentor Graphics*Ø	7,714,800	121,893,840
Voltaire	344,600	1,712,662
		265,720,075

Communications Equipment 6.5%
Cisco Systems*	5,277,800	122,761,628
F5 Networks*	806,600	22,923,572
QUALCOMM	1,456,300	64,616,031
Research In Motion*	177,400	20,738,060
		231,039,291

Computer Hardware 2.0%
Apple*	420,500	70,408,520

Computer Storage and Peripherals 11.3%
Electronics for Imaging*Ø	4,570,200	66,724,920
EMC*	5,889,000	86,509,410
NetApp*	7,331,000	158,789,460
Seagate Technology	4,633,400	88,636,942
		400,660,732

Electrical Components and Equipment 0.8%
First Solar	60,600	16,532,892
JA Solar Holdings (ADR)*	731,200	12,320,720
		28,853,612

Electronic Manufacturing Services 0.4%
HON HAI Precision Industry	3,216,000	15,840,016

Health Care Distributors 0.7%
McKesson	451,600	25,248,956

Health Care Equipment 4.7%
Advanced Medical Optics	1,716,400	32,165,336
C.R. Bard	464,800	40,879,160
Kinetic Concepts*	933,100	37,240,021
Medtronic	557,000	28,824,750
Stryker	418,000	26,283,840
		165,393,107

Health Care Services 0.9%
Quest Diagnostics	635,800	30,817,226

Home Entertainment Software 1.3%
Activision Blizzard*	1,346,800	45,885,476

See footnotes on page 10.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value

Internet Software and Services 14.4%
GigaMedia*	626,500	$7,474,145
Google (Class A)*	67,700	35,638,634
McAfee*	6,774,800	230,546,444
Symantec*	8,494,600	164,370,510
VeriSign*	1,884,900	71,249,220
		509,278,953

IT Consulting and Other Services 7.5%
Amdocs*	7,622,100	224,242,182
Satyam Computer Services	3,886,412	39,573,204
		263,815,386

Pharmaceuticals 1.0%
Abbott Laboratories	696,700	36,904,199

Semiconductor Equipment 0.5%
Verigy*	717,300	16,289,883

Semiconductors 7.4%
Marvell Technology Group*	10,320,500	182,260,030
Maxim Integrated Products	838,100	17,725,815
Monolithic Power Systems*	618,200	13,365,484
ON Semiconductor	5,125,265	46,998,680
		260,350,009

Systems Software 11.8%
BMC Software*	4,201,900	151,268,400
Check Point Software Technologies*	7,647,000	181,004,489
Citrix Systems*	573,900	16,878,399
Oracle*	3,321,800	69,757,800
		418,909,088

Technical Software 9.8%
Cadence Design Systems*	4,131,549	41,728,645
Magma Design Automation*	1,639,100	9,949,337
Synopsys*Ø	12,261,400	293,170,074
		344,848,056

Technology Distributors 2.2%
Arrow Electronics	1,351,400	41,515,008
Avnet*	1,311,502	35,777,775
		77,292,783

Wireless Telecommunication Services 0.2%
Syniverse Holdings*	418,300	6,776,460

Total Common Stocks (Cost $3,392,377,204)		3,214,331,828

See footnotes on page 10.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares or
	Principal Amount		Value
Venture Capital Investments† 0.2%
Data Processing and Outsourced Services 0.2%
Silver Peak Systems Series D*	2,620,545	shs.	$6,996,855
Other Venture Capital Investments 0.0%			—
Total Venture Capital Investments (Cost $18,943,218)			6,996,855
Time Deposits 9.5%
Bank of Montreal, 2%, 7/1/08	$100,000,000		100,000,000
BNP Paribas, Grand Cayman, 2.5%, 7/1/08	100,000,000		100,000,000
Barclays Bank, Grand Cayman, 2.125%, 7/1/08	100,000,000		100,000,000
Rabobank Nederland, Grand Cayman 2%, 7/1/2008	36,126,000		36,126,000
Total Time Deposits (Cost $336,126,000)			336,126,000
Total Investments (Cost $3,747,446,422) 100.6%			3,557,454,683
Other Assets Less Liabilities (0.6)%			(20,935,928)
Net Assets 100.0%			$3,536,518,755

*	Non-income producing security.
†	Restricted and non-income producing securities (Note 10).
Ø	Affiliated issuers — Fund’s holdings representing 5% or more of the outstanding voting securities (Note 11).
ADR — American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
June 30, 2008

Assets:
Investments, at value:
Common stocks* (cost $3,392,377,204)	$3,214,331,828
Venture capital investments (cost $18,943,218)	6,996,855
Time deposits (cost $336,126,000)	336,126,000
Total investments (cost $3,747,446,422)	3,557,454,683
Cash denominated in US dollars (includes restricted cash of $4,000)	4,592
Cash denominated in foreign currencies (cost $3,204,918)	3,228,192
Receivable for securities sold	10,596,259
Receivable for Capital Stock sold	7,801,596
Dividends and interest receivable	238,242
Expenses prepaid to shareholder service agent	211,177
Other	86,273
Total Assets	3,579,621,014

Liabilities:
Payable for securities purchased	24,825,019
Payable for Capital Stock repurchased	13,672,380
Management fee payable	2,721,572
Distribution and service (12b-1) fees payable	1,394,714
Accrued expenses and other	488,574
Total Liabilities	43,102,259
Net Assets	$3,536,518,755

Composition of Net Assets:
Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
105,015,534 shares outstanding):
Class A	$7,307,801
Class B	607,890
Class C	2,411,656
Class I	95,492
Class R	78,714
Additional paid-in capital	3,841,575,221
Accumulated net investment loss (Note 7)	(20,180,816)
Accumulated net realized loss (Note 7)	(105,408,268)
Net unrealized depreciation of investments and foreign currency transactions	(189,968,935)
Net Assets	$3,536,518,755

(Continued on page 12.)

See footnotes on page 12.

Statement of Assets and Liabilities (unaudited)
(continued)
June 30, 2008

Net Asset Value Per Share:
Class A	($2,574,571,779 ÷ 73,078,006 shares)	$35.23
Class B	($181,067,915 ÷ 6,078,901 shares)	$29.79
Class C	($718,812,611 ÷ 24,116,561 shares)	$29.81
Class I	($34,708,943 ÷ 954,925 shares)	$36.35
Class R	($27,357,507 ÷ 787,141 shares)	$34.76

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $492,629,174 and a value of $481,788,834.
See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $190,409)	$5,267,457
Interest	2,784,120
Total Investment Income	8,051,577

Expenses:
Management fee	15,933,969
Distribution and service (12b-1) fees	7,861,045
Shareholder account services	4,817,029
Custody and related services	705,249
Shareholder reports and communications	214,415
Registration	175,644
Directors’ fees and expenses	129,784
Auditing and legal fees	59,343
Miscellaneous	152,720
Total Expenses	30,049,198
Net Investment Loss	(21,997,621)
Net Realized and Unrealized Gain (Loss) on Investments, Options
Written and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions*	(86,300,102)
Net realized gain on options written	1,370,176
Net change in unrealized appreciation of investments and foreign currency transactions	(215,560,551)
Net Loss on Investments	(300,490,477)
Decrease in Net Assets from Operations	$(322,488,098)

*	Includes net realized losses from affiliated issuers of $38,731,765.
See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
Operations:
Net investment loss	$(21,997,621)	$(43,185,624)
Net realized gain (loss) on investments and foreign
currency transactions	(86,300,102)	797,485,806
Net realized gain (loss) on written options	1,370,176	(3,857,417)
Net change in unrealized appreciation of investments,
options written and foreign currency transactions	(215,560,551)	(221,729,063)
Increase (Decrease) in Net Assets from Operations	(322,488,098)	528,713,702
Capital Share Transactions:
Net proceeds from sales of shares	149,755,434	481,131,654
Exchanged from associated funds	7,916,343	19,151,164
Total	157,671,777	500,282,818
Cost of shares repurchased	(331,425,789)	(683,634,009)
Exchanged into associated funds	(23,075,054)	(38,367,182)
Total	(354,500,843)	(722,001,191)
Decrease in Net Assets from Capital Share Transactions	(196,829,066)	(221,718,373)
Increase (Decrease) in Net Assets	(519,317,164)	306,995,329
Net Assets:
Beginning of period	4,055,835,919	3,748,840,590
End of Period (net of accumulated net investment
loss and dividends in excess of net investment income
of $20,180,816 and $13,130, respectively)	$3,536,518,755	$4,055,835,919

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.

Organization and Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following five classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors of the Fund approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are

Notes to Financial Statements (unaudited)

valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Investments in foreign securities (including ADRs) are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. In addition, investing in one economic sector, such as technology, may result in greater price fluctuations than owning a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations.

b.

Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.

Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than

Notes to Financial Statements (unaudited)

or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

	e.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

f.

Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

g.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2008, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

h.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

	i.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

j.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of June 30, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value
Level 1 – Quoted Prices	$3,214,331,828
Level 2 – Other Significant Observable Inputs	336,126,000
Level 3 – Significant Unobservable Inputs	6,996,855
Total	$3,557,454,683

Notes to Financial Statements (unaudited)

As required by SFAS 157, the following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used to determine the fair value of investments classified as Level 3 at either the beginning or end of the period:

Balance as of December 31, 2007	$—
Net purchase	10,041,774
Net change in unrealized depreciation	(3,044,919)
Balance as of June 30, 2008	$6,996,855
Net change in unrealized depreciation from
investments still held as of June 30, 2008	$(3,044,919)

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund’s average daily net assets. (Note 14)

For the six months ended June 30, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $129,811 from sales of Class A shares. Commissions of $779,787 were also paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2008, fees incurred under the Plan aggregated $3,145,732, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended June 30, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares (only through May 16, 2008), and 0.50% per annum of average daily net assets of Class R shares amounted to $1,040,430, $1,809,793, $1,802,453, and $62,637, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees (12b-1) pursuant to the Plan. For the year ended December 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $296,608.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D (only through May 16, 2008), and Class R shares. For the six months ended June 30, 2008, such charges

Notes to Financial Statements (unaudited)

amounted to $63,150. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended June 30, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $4,817,029, for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2008, the Fund’s potential obligation under the Guaranties is $4,360,600. As of June 30, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2008 of $24,864 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2008, the Fund did not borrow from the credit facility.

6.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2008, amounted to $2,723,707,586 and $3,139,255,038, respectively.

7.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the

Notes to Financial Statements (unaudited)

Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2008, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2008, the cost of investments for federal income tax purposes was $3,753,831,616. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $6,385,194.

The tax basis components of accumulated losses at June 30, 2008, are presented below.

Gross unrealized appreciation of portfolio securities*	$ 124,204,488
Gross unrealized depreciation of portfolio securities*	(320,557,678)
Net unrealized depreciation of portfolio securities*	(196,353,190)
Capital loss carryforwards	(12,308,398)
Current period net realized loss	(87,122,803)
Total accumulated losses	$(295,784,391)

* Includes the effect of foreign currency transactions

At December 31, 2007, the Fund had a capital loss carryforward for federal income tax purposes of $12,308,398, expiring in 2011, which is available for offset against future taxable net capital gains. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

8.	Options Written — Transactions in options written for the six months ended June 30, 2008, were as follows:

	Shares Subject
	To Call	Premiums
Options outstanding, December 31, 2007	341,500	$3,537,349
Options written	913,100	6,247,844
Options expired	(427,300)	(2,600,830)
Options exercised	(315,600)	(1,695,434)
Options terminated in closing purchase transactions	(511,700)	(5,488,929)
Options outstanding, June 30, 2008	—	$—

Notes to Financial Statements (unaudited)

9.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	June 30, 2008		December 31, 2007
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	3,008,189	$104,592,164	9,028,675	$327,453,887
Exchanged from associated funds	122,608	4,270,718	344,882	12,585,948
Converted from Class B*	1,323,817	45,327,137	2,478,279	91,175,055
Total	4,454,614	154,190,019	11,851,836	431,214,890
Cost of shares repurchased	(7,035,121)	(244,072,725)	(13,663,126)	(489,942,455)
Exchanged into associated funds	(445,739)	(15,232,263)	(679,001)	(24,352,727)
Total	(7,480,860)	(259,304,988)	(14,342,127)	(514,295,182)
Decrease	(3,026,246)	$(105,114,969)	(2,490,291)	$(83,080,292)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	193,917	$5,726,605	714,063	$21,928,751
Exchanged from associated funds	25,178	739,549	66,652	2,054,290
Total	219,095	6,466,154	780,715	23,983,041
Cost of shares repurchased	(811,442)	(23,769,756)	(2,201,605)	(67,165,739)
Exchanged into associated funds	(77,947)	(2,242,405)	(188,973)	(5,675,256)
Converted to Class A*	(1,558,863)	(45,327,137)	(2,910,851)	(91,175,055)
Total	(2,448,252)	(71,339,298)	(5,301,429)	(164,016,050)
Decrease	(2,229,157)	$(64,873,144)	(4,520,714)	$(140,033,009)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	490,482	$14,740,536	1,880,778	$58,589,458
Exchanged from associated funds	34,236	1,015,778	50,591	1,580,567
Converted from Class D**	16,354,190	518,264,197	—	—
Total	16,878,908	534,020,511	1,931,369	60,170,025
Cost of shares repurchased	(935,676)	(27,888,001)	(1,051,467)	(32,320,431)
Exchanged into associated funds	(101,762)	(2,921,369)	(83,676)	(2,519,519)
Total	(1,037,438)	(30,809,370)	(1,135,143)	(34,839,950)
Increase	15,841,470	$503,211,141	796,226	$25,330,075

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their date of purchase.
**	Effective May 16, 2008, Class D shares were converted to Class C shares.

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	June 30, 2008†		December 31, 2007
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	319,508	$9,241,438	1,461,334	$45,467,925
Exchanged from associated funds	65,589	1,890,190	94,354	2,928,791
Total	385,097	11,131,628	1,555,688	48,396,716
Cost of shares repurchased	(970,226)	(28,113,529)	(2,727,183)	(83,326,146)
Exchanged into associated funds	(92,075)	(2,656,065)	(192,169)	(5,809,388)
Converted to Class C**	(16,369,687)	(518,264,197)	—	—
Total	(17,431,988)	(549,033,791)	(2,919,352)	(89,135,534)
Decrease	(17,046,891)	$(537,902,163)	(1,363,664)	$(40,738,818)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	191,622	$6,846,608	300,379	$11,269,305
Cost of shares repurchased	(88,004)	(3,151,703)	(147,853)	(5,611,791)
Increase	103,618	$3,694,905	152,526	$5,657,514
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	249,965	$8,608,083	454,262	$16,422,328
Exchanged from associated funds	3	108	43	1,568
Total	249,968	8,608,191	454,305	16,423,896
Cost of shares repurchased	(128,473)	(4,430,075)	(146,383)	(5,267,447)
Exchanged into associated funds	(671)	(22,952)	(308)	(10,292)
Total	(129,144)	(4,453,027)	(146,691)	(5,277,739)
Increase	120,824	$4,155,164	307,614	$11,146,157

**	Effective May 16, 2008, Class D shares were converted to Class C shares.
†	January 1, 2008 to May 16, 2008, in the case of Class D shares.

Notes to Financial Statements (unaudited)

10.

Restricted Securities — At June 30, 2008, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2008, are as follows:

		Shares,
		Warrants or
	Acquisition	Principal
Investments	Dates	Amount		Cost	Value
Venture Capital Investments:
Convertible Preferred Stocks:
FlashPoint Technology Series E	9/10/99	246,914	shs.	$1,000,844	$—
Geographic Network Affiliates International Series A	12/29/99	20,000		2,002,218	—
Geographic Network Affiliates International Series B	12/5/01	100,000		—	—
NeoPlanet Series C	2/18/00	425,412		2,000,001	—
Silver Peak Systems Series D	1/14/08	2,620,545		10,041,774	6,996,855
Techies.com Series C	1/27/00	235,294		1,999,999	—
Total Convertible Preferred Stocks				17,044,836	6,996,855
Common Stocks:
Entegrity Solutions	2/16/00 to 4/25/02	18,802		1,011,147	—
Workstream	3/23/00	2,601		322,766	—
Total Common Stocks				1,333,913	—
Convertible Promissory Notes and Warrants:
Geographic Network Affiliates International:
9%, payable on demand	12/5/01 to 3/12/02	$320,000		320,173	—
Geographic Network Affiliates International:
$10 exercise price expiring 12/5/08	12/15/01	8,000	wts.	—	—
$10 exercise price expiring 1/11/09	1/11/02	8,000		—	—
$10 exercise price expiring 2/4/09	2/4/02	8,000		—	—
$10 exercise price expiring 3/12/09	3/12/02	8,000		—	—
Techies.com 9%, payable on demand	6/7/00	$244,296		244,296	—
Total Convertible Promissory Notes and Warrants				564,469	—
Total Venture Capital Investments				$18,943,218	$6,996,855

11.

Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2008, is as follows:

	Purchases	Sales	Value
Affiliated Issuer	at Cost	Proceeds	6/30/08	12/31/07
Cymer	$—	$55,795,226	$—	$80,583,543
Electronics for Imaging	—	—	66,724,920	102,738,096
Mentor Graphics	47,963,792	—	121,893,840	32,247,292
Synopsys	1,781,480	—	293,170,074	315,957,050
Total	$49,745,272	$55,795,226	$481,788,834	$531,525,981

There was no dividend income earned from these investments for the six months ended June 30, 2008.

Notes to Financial Statements (unaudited)

12.

Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

13.

Recently Issued Accounting Pronouncement — In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund is currently evaluating the impact of the adoption of SFAS 161 on the Fund’s financial statements and related disclosures.

14.

Subsequent Events — On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire the Manager in a transaction that is likely to close in the fourth quarter of 2008. Under the 1940 Act, consummation of Ameriprise’s acquisition of the Manager will result in the Manager becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of the Manager and an assignment and automatic termination of the Fund’s management agreement with the Manager. On July 29, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

	Six Months
	Ended	Year Ended December 31,
CLASS A	6/30/08	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$38.20	$33.24	$27.29	$25.42	$22.99	$16.16
Income (Loss) from Investment Operations:
Net investment loss	(0.18)	(0.32)	(0.27)	(0.29)	(0.15)	(0.25)
Net realized and unrealized gain (loss)
on investments	(2.79)	5.28	6.22	2.16	2.58	7.08
Total from Investment Operations	(2.97)	4.96	5.95	1.87	2.43	6.83
Net Asset Value, End of Period	$35.23	$38.20	$33.24	$27.29	$25.42	$22.99

Total Return	(7.77)%	14.92%	21.80%	7.36%	10.57%#	42.26%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,574,572	$2,907,051	$2,612,744	$2,262,055	$2,371,647	$2,416,538
Ratio of expenses to average net assets	1.49% †	1.46%	1.49%	1.53%	1.51%	1.57%
Ratio of net investment loss to
average net assets	(1.04)% †	(0.89)%	(0.88)%	(1.16)%	(0.66)%	(1.33)%
Portfolio turnover rate	80.77%	205.73%	187.30%	136.12%	127.49%	105.97%
Without expense reimbursement:*
Ratio of expenses to average net assets			1.51%	1.58%	1.54%
Ratio of net investment loss to average
net assets			(0.90)%	(1.21)%	(0.69)%

See footnotes on page 28.

Financial Highlights (unaudited)

	Six Months
	Ended	Year Ended December 31,
CLASS B	6/30/08	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$32.42	$28.42	$23.51	$22.08	$20.12	$14.25
Income (Loss) from Investment Operations:
Net investment loss	(0.26)	(0.50)	(0.42)	(0.42)	(0.29)	(0.35)
Net realized and unrealized gain (loss)
on investments	(2.37)	4.50	5.33	1.85	2.25	6.22
Total from Investment Operations	(2.63)	4.00	4.91	1.43	1.96	5.87
Net Asset Value, End of Period	$29.79	$32.42	$28.42	$23.51	$22.08	$20.12

Total Return	(8.11)%	14.07%	20.88%	6.48%	9.74%#	41.19%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$181,068	$269,316	$364,628	$484,252	$741,563	$887,662
Ratio of expenses to average net assets	2.24% †	2.21%	2.24%	2.28%	2.26%	2.32%
Ratio of net investment loss to
average net assets	(1.79)% †	(1.64)%	(1.63)%	(1.91)%	(1.41)%	(2.08)%
Portfolio turnover rate	80.77%	205.73%	187.30%	136.12%	127.49%	105.97%
Without expense reimbursement:*
Ratio of expenses to average net assets			2.26%	2.33%	2.29%
Ratio of net investment loss to average
net assets			(1.65)%	(1.96)%	(1.44)%

CLASS C
Per Share Data:
Net Asset Value, Beginning of Period	$32.43	$28.44	$23.52	$22.08	$20.12	$14.25
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.50)	(0.42)	(0.42)	(0.29)	(0.35)
Net realized and unrealized gain (loss)
on investments	(2.35)	4.49	5.34	1.86	2.25	6.22
Total from Investment Operations	(2.62)	3.99	4.92	1.44	1.96	5.87
Net Asset Value, End of Period	$29.81	$32.43	$28.44	$23.52	$22.08	$20.12

Total Return	(8.08)%	14.03%	20.92%	6.52%	9.74%#	41.19%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$718,813	$268,391	$212,695	$177,554	$197,103	$202,568
Ratio of expenses to average net assets	2.24% †	2.21%	2.24%	2.28%	2.26%	2.32%
Ratio of net investment loss to
average net assets	(1.79)% †	(1.64)%	(1.63)%	(1.91)%	(1.41)%	(2.08)%
Portfolio turnover rate	80.77%	205.73%	187.30%	136.12%	127.49%	105.97%
Without expense reimbursement:*
Ratio of expenses to average net assets			2.26%	2.33%	2.29%
Ratio of net investment loss to average
net assets			(1.65)%	(1.96)%	(1.44)%

See footnotes on page 28.

Financial Highlights (unaudited)

	1/1/08
	to		Year Ended December 31,
CLASS D	5/16/08**		2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$32.41		$28.42	$23.50	$22.06	$20.11	$14.24
Income (Loss) from Investment Operations:
Net investment loss	(0.19)		(0.50)	(0.42)	(0.42)	(0.29)	(0.35)
Net realized and unrealized gain (loss)
on investments	(0.56)		4.49	5.34	1.86	2.24	6.22
Total from Investment Operations	(0.75)		3.99	4.92	1.44	1.95	5.87
Net Asset Value, End of Period	$31.66		$32.41	$28.42	$23.50	$22.06	$20.11

Total Return	(2.31)%		14.04%	20.94%	6.53%	9.70%#	41.22%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	—		$552,463	$523,158	$502,017	$593,381	$651,057
Ratio of expenses to average net assets	2.25%	†	2.21%	2.24%	2.28%	2.26%	2.32%
Ratio of net investment loss to
average net assets	(1.75)%	†	(1.64)%	(1.63)%	(1.91)%	(1.41)%	(2.08)%
Portfolio turnover rate	80.77%	ø	205.73%	187.30%	136.12%	127.49%	105.97%
Without expense reimbursement:*
Ratio of expenses to average net assets				2.26%	2.33%	2.29%
Ratio of net investment loss to average
net assets				(1.65)%	(1.96)%	(1.44)%
	Six Months
	Ended		Year Ended December 31,
CLASS I	6/30/08		2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$39.32		$34.07	$27.83	$25.81	$23.23	$16.23
Income (Loss) from Investment Operations:
Net investment loss	(0.11)		(0.17)	(0.13)	(0.17)	(0.04)	(0.16)
Net realized and unrealized gain (loss)
on investments	(2.86)		5.42	6.37	2.19	2.62	7.16
Total from Investment Operations	(2.97)		5.25	6.24	2.02	2.58	7.00
Net Asset Value, End of Period	$36.35		$39.32	$34.07	$27.83	$25.81	$23.23

Total Return	(7.55)%		15.41%	22.42%	7.83%	11.11%#	43.13%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$34,709		$33,473	$23,805	$18,174	$18,932	$15,767
Ratio of expenses to average net assets	1.03%	†	1.01%	1.02%	1.03%	1.02%	1.05%
Ratio of net investment loss to
average net assets	(0.58)%	†	(0.44)%	(0.41)%	(0.66)%	(0.17)%	(0.82)%
Portfolio turnover rate	80.77%		205.73%	187.30%	136.12%	127.49%	105.97%
Without expense reimbursement:*
Ratio of expenses to average net assets				1.04%	1.08%	1.05%
Ratio of net investment loss to average
net assets				(0.43)%	(0.71)%	(0.20)%

See footnotes on page 28.

Financial Highlights (unaudited)

CLASS R
	Six Months					4/30/03***
	Ended	Year Ended December 31,				to
	6/30/08	2007	2006	2005	2004	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$37.73	$32.92	$27.09	$25.29	$22.89	$17.30
Income (Loss) from Investment Operations:
Net investment loss	(0.22)	(0.41)	(0.34)	(0.36)	(0.21)	(0.21)
Net realized and unrealized gain (loss)
on investments	(2.75)	5.22	6.17	2.16	2.61	5.80
Total from Investment Operations	(2.97)	4.81	5.83	1.80	2.40	5.59
Net Asset Value, End of Period	$34.76	$37.73	$32.92	$27.09	$25.29	$22.89

Total Return	(7.87)%	14.61%	21.52%	7.12%	10.48%#	32.31%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$27,358	$25,142	$11,810	$5,742	$2,847	$36
Ratio of expenses to average net assets	1.74% †	1.71%	1.74%	1.78%	1.76%	1.79%	†
Ratio of net investment loss to
average net assets	(1.29)% †	(1.14)%	(1.13)%	(1.41)%	(0.91)%	(1.56)%	†
Portfolio turnover rate	80.77%	205.73%	187.30%	136.12%	127.49%	105.97%	øø
Without expense reimbursement:*
Ratio of expenses to average net assets			1.76%	1.83%	1.79%
Ratio of net investment loss to average
net assets			(1.15)%	(1.46)%	(0.94)%

*	The Manager waived a portion of its management fee from June 1, 2004 to May 31, 2006.
**	Date of conversion to Class C shares.
***	Commencement of offering of shares.
†	Annualized.
ø	Computed at the Fund level for the six months ended June 30, 2008.
øø	Computed at the Fund level for the year ended December 31, 2003.
#	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Class A 10.55%; Class B 9.72%; Class C 9.72%; Class D 9.68%; Class I 11.09%; and Class R 10.46%.
See Notes to Financial Statements.

Board of Directors

Maureen Fonseca 2, 3
•	Head of School, The Masters School
•	Trustee, New York State Association of Independent Schools, and Greens Farms Academy
•	Commissioner, Middle States Association

John R. Galvin 1, 3
•	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
•	Chairman Emeritus, American Council on Germany

John F. Maher 1, 3
•	Retired President, Chief Executive Officer, and former Director, Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3
•	Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
•	Director, DCP Midstream GP, LLP, Integris
Health, Oklahoma Medical Research
Foundation, Oklahoma Foundation for
Excellence in Education, National Cowboy and
Western Heritage Museum, and Oklahoma City
Museum of Art

Betsy S. Michel 2, 3
•	Attorney
•	Trustee, The Geraldine R. Dodge Foundation and Drew University
William C. Morris
•	Chairman and Director, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc.
•	Director, Seligman Data Corp.
•	President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3
•	Counsel, Lewis & Munday, P.C.
•	Director, Vibration Control Technologies, LLC
•	Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
•	Director and Chairman, Highland Park Michigan Economic Development Corp.
•	Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3
•	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3
•	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
•	Director, CommScope, Inc.

Brian T. Zino
•	Director and President, J. & W. Seligman & Co. Incorporated
•	Chairman, Seligman Data Corp.
•	Director, Seligman Advisors, Inc. and Seligman Services, Inc.
•	Member of the Board of Governors, Investment Company Institute

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief Executive Officer

Ajay Diwan
Vice President

Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer

Thomas G. Rose
Vice President
Reema D. Shah
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Paul H. Wick
Vice President

Paul B. Goucher
Secretary

Additional Fund Information

Fund Symbols	General Distributor	General Counsel
Class A: SLMCX	Seligman Advisors, Inc.	Sullivan & Cromwell LLP
Class B: SLMBX	100 Park Avenue
Class C: SCICX	New York, NY 10017	Important Telephone Numbers
Class R: SCIRX		(800) 221-2450	Shareholder Services
	Shareholder Service Agent	(800) 445-1777	Retirement Plan
Manager	Seligman Data Corp.		Services
J. & W. Seligman & Co.	100 Park Avenue	(212) 682-7600	Outside the
Incorporated	New York, NY 10017		United States
100 Park Avenue		(800) 622-4597	24-Hour Automated
New York, NY 10017	Mail Inquiries to:		Telephone Access
	P.O. Box 9759		Service
Providence, RI 02940-9759

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

END OF MID-YEAR REPORT

EQCI3 06/08

FORM N-CSR

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	INVESTMENTS.
(a) Schedule I – Investments in securities of unaffiliated issuers.
Included in item 1 above.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Not applicable.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: September 2, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: September 2, 2008

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.